UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Fifth Street Finance Corp.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fifth Street Finance Corp.
445 Hamilton Avenue
White Plains, New York 10601

January 13, 2009

To the Stockholders of Fifth Street Finance Corp.

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Fifth Street Finance Corp. to be held at the Ritz-Carlton, Westchester at Three Renaissance Square, White Plains, NY, 10601, on February 4, 2009, at 4:00 p.m., local time. Only stockholders of record at the close of business on January 2, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Leonard M. Tannenbaum,
President and Chief Executive Officer

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held At The
Ritz-Carlton Westchester
Three Renaissance Square
White Plains, New York 10601
February 4, 2009, 4:00 p.m., local time

To the Stockholders of Fifth Street Finance Corp.

The 2009 Annual Meeting (the “Annual Meeting”) of Stockholders of Fifth Street Finance Corp., a Delaware corporation, will be held at the Ritz-Carlton Westchester at Three Renaissance Square, White Plains, NY, 10601 on February 4, 2009, at 4:00 p.m., local time. At the Annual Meeting, our stockholders will consider and vote on:

•	the election of three directors of Fifth Street Finance Corp., each to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•	a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009; and

•	such other business as may properly come before the Annual Meeting.

The nominees of the Board of Directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Holders of record of our common stock as of the close of business on January 2, 2009, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees named in the enclosed proxy statement and “FOR” the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009.

We have enclosed our annual report on Form 10-K for the year ended September 30, 2008, proxy statement and a proxy card. Please submit your proxy. Thank you for your support of Fifth Street Finance Corp.

By order of the Board of Directors,

Bernard D. Berman,
Secretary

White Plains, New York
January 13, 2009

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

Fifth Street Finance Corp.
445 Hamilton Avenue
White Plains, New York 10601
February 4, 2009

PROXY STATEMENT

General

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2009 Annual Meeting of Stockholders (the “Annual Meeting”). We are first mailing this proxy statement and the accompanying form of proxy to stockholders on or about January 15, 2009. In this proxy statement, we refer to Fifth Street Finance Corp. as the “Company,” “FSC,” “we,” “our” or “us” and the Board of Directors as the “Board.” When we refer to FSC’s fiscal year, we mean the 12-month period ending September 30 or, if applicable, September 30 of the stated year (for example, fiscal year 2009 is October 1, 2008 through September 30, 2009). We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting on February 4, 2009 at 4:00 p.m., local time, at the Ritz-Carlton Westchester at Three Renaissance Square, White Plains, NY, 10601.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying annual report on Form 10-K for the year ended September 30, 2008 are also available on our website at [www.fifthstreetfinance.com/sec.cfm], and at the following cookies-free website that can be accessed anonymously: www.proxydocs.com/fsc.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect three directors of the Company, each of whom will serve until the 2012 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2. To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending September 30, 2009; and

3. To transact such other business as may properly come before the Annual Meeting.

Voting Information

Record Date and Voting Securities

The record date for the Annual Meeting is the close of business on January 2, 2009 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. On the Record Date, 22,641,615 shares of common stock were outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares. New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the election of directors and the ratification of the appointment of FSC’s independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our secretary, Bernard Berman, at Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Vote Required

Election of Directors.  The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each of the nominees as a director (i.e., the number of shares voted “for” each of the nominees must exceed the number of votes “against” each of the nominees). Shares not present at the Annual Meeting and shares voting “abstain” have no effect on the election of directors.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP to serve as the

Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. A “majority of the votes cast” means that the number of votes cast “for” Proposal 2 exceeds the number of votes cast “against” Proposal 2.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor).

The principal business address of the Company, and our investment adviser, Fifth Street Management LLC (“Fifth Street Management”), and our administrator, FSC, Inc, is 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 2, 2009, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the Commission and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

	Number of
	Shares Owned
Name	Beneficially(1)	Percentage

Stockholders Owning 5% or greater of the Company’s Outstanding Shares
CUNA Mutual Insurance Society(2) 5910 Mineral Point Road Madison, WI 53705	1,252,370	5.53%
Genworth Life Insurance Company(3) 6620 West Broad Street Richmond, VA 23230	1,473,379	6.51%
Greenlight Entities(4)	2,140,736	9.45%
Interested Directors:
Leonard M. Tannenbaum	1,102,883	4.88%
Bruce E. Toll(5)	1,841,724	8.14%
Independent Directors:
Adam C. Berkman	1,000	*
Brian S. Dunn(6)	5,000	*
Byron J. Haney(6)	10,000	*
Frank C. Meyer	81,204	*
Douglas F. Ray	—	—
Executive Officers:
Bernard D. Berman	7,468	*
William H. Craig(7)	7,448	*
All officers and directors as a group (nine persons)(8)	3,056,727	13.02%

*	Represents less than 1%.

(1)	Based on a total of 22,641,615 shares of the Company’s common stock issued and outstanding on January 2, 2009.

(2)	CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, possesses beneficial ownership of the shares of the Company’s common stock held by each of the following entities: (1) CUNA Mutual Insurance Society (828,775 shares); (2) CUMIS Insurance Society, Inc. (165,755 shares); (3) CMG Master Co-Investment Fund, L.P. (110,503 shares); (4) CUNA Mutual Non-Represented Plan Qualified Trust (111,976 shares); and (5) CUNA Mutual Represented Plan Qualified Trust (35,361 shares).

(3)	Based upon information contained in the Form 3 filed by Genworth Life Insurance Company on June 11, 2008. Genworth Financial, Inc. may be deemed to be the beneficial owner of the 1,473,379 shares of the

Company’s common stock held by Genworth Life Insurance Company because Genworth Life Insurance Company is an indirect wholly-owned subsidiary of Genworth Financial, Inc.

(4)	Based upon information contained in the Schedule 13G filed by (i) Greenlight Capital, L.L.C.; (ii) Greenlight Capital, Inc.; (iii) DME Advisors, L.P.; (iv) DME Advisors GP, L.L.C. and (v) David Einhorn on June 23, 2008 (collectively, the “Greenlight Entities”). Greenlight Capital, L.L.C. (“Greenlight LLC”) may be deemed the beneficial owner of 990,640 shares of common stock held for the account of Greenlight Capital, L.P. (“Greenlight Fund”), and Greenlight Capital Qualified, L.P. (“Greenlight Qualified”); Greenlight Capital, Inc. (“Greenlight Inc”) may be deemed the beneficial owner of 655,848 shares of common stock held for the account of Greenlight Capital Offshore, Ltd. (“Greenlight Offshore”). DME Advisors, L.P. (“Advisors”) may be deemed the beneficial owner of 494,248 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; DME Advisors GP, L.L.C. (“DME GP”) may be deemed the beneficial owner of 494,248 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; Mr. Einhorn may be deemed the beneficial owner of 2,140,736 shares of common stock. This number consists of: (A) 990,640 shares of common stock held for the account of Greenlight Fund and Greenlight Qualified, (B) 655,848 shares of common stock held for the account of Greenlight Offshore, and (C) 494,248 shares of common stock held for the account of the managed account for which Advisors acts as investment manager. Greenlight LLC is the general partner of Greenlight Fund and Greenlight Qualified; Greenlight Inc serves as investment adviser to Greenlight Offshore. Greenlight, Inc, Greenlight L.L.C., DME Advisors and DME GP are located at 2 Grand Central Tower, 140 East 45th Street, 24th Floor, New York, New York 10017. Pursuant to Rule 16a-1, Mr. Einhorn disclaims beneficial ownership except to the extent of his pecuniary interests.

(5)	Mr. Toll is not standing for re-election at the Annual Meeting and his term will expire at such meeting.

(6)	Shares are held in a brokerage account and may be used as security on a margin basis.

(7)	Pursuant to Rule 16a-1, Mr. Craig disclaims beneficial ownership of 3,670 shares of common stock owned by his spouse.

(8)	The address for all officers and directors is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

The following table sets forth, as of January 2, 2009, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity
Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bruce E. Toll(4)	Over $1,000,000
Bernard D. Berman(5)	$50,001 — $100,000
Independent Directors:
Adam C. Berkman	$1 — $10,000
Brian S. Dunn	$10,001 — $50,000
Byron J. Haney	$50,001 — $100,000
Frank C. Meyer	$500,001 — $1,000,000
Douglas F. Ray	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act”.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $7.50 on January 2, 2009 on the New York Stock Exchange.

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

(4)	Mr. Toll is not standing for re-election at the Annual Meeting and his term will expire at such meeting.

(5)	Mr. Berman is a nominee.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to our amended and restated bylaws, the Board may modify the number of members of the board of directors provided that the number of directors will not be fewer than five or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. The Board currently consists of seven members, of whom five are not “interested persons” of FSC, as defined in Section 2(a)(19) of the 1940 Act. Section 303A.01 of the NYSE Listed Company Manual requires that the Company maintain a majority of independent directors on the Board. Section 303A.00 provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Under our charter, our directors are divided into three classes, and the initial directors named in our Articles of Incorporation will serve until the first, second or third Annual Meeting of Stockholders, respectively, and until their successors are duly elected and qualified. At each Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

Messrs. Tannenbaum and Berkman, have been nominated for re-election for three-year terms expiring in 2012 and Mr. Berman has been nominated for the first time to replace Mr. Toll, whose term will expire at this Annual Meeting. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or against each of the nominees or abstain from voting. Shares not present at the Annual Meeting and shares voting “abstain” have no effect on the election of directors. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The board of directors has no reason to believe that the persons named will be unable or unwilling to serve.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting and our continuing directors is as follows:

Nominees for election as directors to serve until our 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

			Director
Name	Age	Position	Since

Independent Director
Adam C. Berkman	42	Director	2007
Interested Directors
Bernard D. Berman	38	Executive Vice President and Secretary
Leonard M. Tannenbaum	37	Chief Executive Officer, President and Director	2007

Continuing directors whose terms will expire at our 2010 Annual Meeting of Stockholders:

			Director
Name	Age	Position	Since

Independent Director
Frank C. Meyer	65	Director	2007
Independent Director
Douglas F. Ray	41	Director	2007

Continuing directors whose terms will expire at our 2011 Annual Meeting of Stockholders:

			Director
Name	Age	Position	Since

Independent Directors
Brian S. Dunn	37	Director	2007
Byron J. Haney	47	Director	2007

Biographical information regarding our Board is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position	Since

William H. Craig	52	Chief Financial Officer and Chief Compliance Officer	2007

Biographical Information

Independent Directors

Adam C. Berkman.  Mr. Berkman has been a member of our Board of Directors since December 2007. Mr. Berkman has over 19 years of experience in strategy, operations, finance and business development in the consumer products, importing and manufacturing, wholesale distribution, business services and information technology industries. Since September 2007, he has served as chief operating officer of Adrianna Papell LLC, an apparel company. From February 2006 to May 2007, Mr. Berkman served as the chief financial officer of Accessory Network LLC, and from May 2003 to January 2006, he served as the chief financial officer of Amerex Group, Inc, each of which is an apparel/accessory firm. Prior to this, from August 2001 to February 2003, he was the vice president of business development at Accruent, Inc., a leading real estate performance management software solutions company. Mr. Berkman also co-founded MyContracts, a predecessor of Accruent, Inc., and was a member of its Board of Directors from June 1999 to August 2001. Mr. Berkman is a Certified Public Accountant who began his career at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP, and earned his B.A. from Duke University and M.B.A. in finance and accounting from the NYU Stern School of Business.

Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 14 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

Byron J. Haney.  Mr. Haney has been a member of our Board of Directors since December 2007. Since 1994, Mr. Haney has worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney currently serves on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 20 years of business experience, including serving as chief financial officer of a private retail store chain and serving as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney is a Certified Public Accountant. He earned his B.S. in Business

Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Frank C. Meyer.  Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive Chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein-Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995 Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York during which time he most recently served as the president. Mr. Ray has more than 12 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including two healthcare properties funds. Mr. Ray serves on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Interested Directors

Leonard M. Tannenbaum, CFA.  Mr. Tannenbaum has been the chairman of our Board of Directors since October 2007. He is also our president and chief executive officer and the managing partner of our investment adviser. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch and a partner in a $50 million small company hedge fund. Mr. Tannenbaum has served on the Boards of Directors of five public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc., WesTower Communications, Inc., Cortech, Inc. and General Devices, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Bernard D. Berman.  Mr. Berman is our executive vice president and secretary. Mr. Berman is also a partner of Fifth Street Management LLC and a partner of Fifth Street Capital LLC. Mr. Berman joined Fifth Street Capital LLC in 2004. He is responsible for the structuring of all investments, overseeing legal issues, and firm-wide risk management. Mr. Berman has thirteen years of legal experience, including structuring and negotiating a variety of investment transactions. Prior to joining Fifth Street, he was a corporate attorney with the law firm Riemer & Braunstein LLP from 2000 — 2004. Mr. Berman graduated from Boston College Law School (cum laude). He received a B.S. in Finance from Lehigh University (with high honors).

Executive Officers Who Are Not Directors

William H. Craig.  Mr. Craig has been our chief financial officer since October 2007 and he is also our chief compliance officer. Prior to joining FSC, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer (NASDAQ: VITL). Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig’s prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant.

Transactions with Related Persons

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and our president and chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Mr. Toll, a member of our Board of Directors, who is not standing for re-election at the Annual Meeting and whose term will expire at such meeting, and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, was one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P., our predecessor fund, from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

On April 4, 2008, the Board approved a certificate of amendment to our restated certificate of incorporation reclassifying 200,000 shares of our common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008 the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Mr. Toll Toll, one of the Company’s directors, who is not standing for re-election at the Annual Meeting and whose term will expire at such meeting. The Company paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available on our website.

Section 16 (a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the Commission. Directors, executive officers and 10% or more holders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended September 30, 2008, except for one late filing on Form 4 by Mr. Craig on August 20, 2008 relating to the purchase of our common stock and one late filing on Form 3 by the Greenlight Entities, who filed their Form 3 on June 12, 2008 after the Company’s initial public offering registration statement went effective on June 11, 2008.

CORPORATE GOVERNANCE

Corporate Governance Documents

FSC has a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://www.fifthstreetfinance.com.

Our Corporate Governance Policy, Code of Business Conduct and Ethics, Fifth Street Finance Corp Code of Ethics (applicable to the employees of our investment adviser) and Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016, Attention: Corporate Secretary.

Corporate Governance Policy

FSC has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director and will preside at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the Company even though they may have another relationship to the Company or its management that prevents them from being independent directors).

Director Independence

In accordance with rules of the NYSE, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Bernard D. Berman and Leonard M. Tannenbaum. Messrs. Bernard and Tannenbaum are interested persons of the Company due to their positions as officers of the Company.

Annual Evaluation

FSC’s directors shall perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation shall include an annual questionnaire and Board and Committee discussion.

Board Meetings and Committees

Our Board met 6 times during fiscal 2008. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member, except for Mr. Toll. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. This is our first Annual Meeting.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate Fifth Street Finance Corp. personnel will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Berkman, Dunn and Haney, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under Commission rules. The Audit Committee met three times during the 2008 fiscal year.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer and chief compliance officer, and his staff. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are compensated by the Company. The Compensation Committee met one time during the 2008 fiscal year.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board of Directors and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met two times during the 2008 fiscal year. In October 2008, the Nominating and Corporate Governance Committee met to discuss, among other things, nominating the directors for election by our stockholders at this Annual Meeting.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our restated and amended bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our board of directors by writing to: Board of Directors, Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment or the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our board of directors and to represent the balance, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board. With regard to each nominee approved by the nominating committee for inclusion on our proxy card, our chief executive officer recommended each nominee for inclusion on our proxy card.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Berkman, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Meyer serves as the chairman of the Valuation Committee. The Valuation Committee met on four occasions during the 2008 fiscal year.

A charter of the Valuation Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://ir.fifthstreetfinance.com/governance.cfm.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to which applies to, among others, our senior officers, including our Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. In addition, our investment adviser has adopted a Code of Ethics applicable to all of its employees. Requests for copies of either document should be sent in writing to Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016. The Company’s Code of Business Conduct and Ethics is also available on our website at http://ir.fifthstreetfinance.com/governance.cfm.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://ir.fifthstreetfinance.com/governance.cfm as well as file a Form 8-K.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to William H. Craig, our chief financial officer and our chief compliance officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. During fiscal year 2008, we reimbursed FSC, Inc. approximately $978,387 for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of Mr. Craig and other support personnel, pursuant to the administration agreement with FSC, Inc.

Director Compensation

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended September 30, 2008.

	Fees Earned or	All Other
Name	Paid in Cash(1)	Compensation(2)	Total

Interested Directors
Leonard M. Tannenbaum	—	—	—
Bruce E. Toll(3)	$4,000	—	$4,000
Independent Directors
Adam C. Berkman	$39,500	—	$39,500
Brian S. Dunn	$46,000	—	$46,000
Byron J. Haney	$58,000	—	$58,000
Frank C. Meyer	$65,000		$65,000
Douglas F. Ray	$36,500		$36,500

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)	Mr. Toll is not standing for re-election at the Annual Meeting and his term will expire at such meeting.

The independent directors receive an annual retainer fee of $25,000, payable once per year if the director attends at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors also receive $1,000 for each committee meeting in which they attend in person and $500 for each committee meeting in which they participate other than in person, in connection with each committee meeting of the Board of Directors that they attend, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

In addition, the Chairman of the Audit Committee receives an annual retainer of $20,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual retainer of $30,000 and $5,000, respectively. No compensation is paid to directors who are interested persons of FSC as defined in the 1940 Act, except that we paid Mr. Toll all applicable board fees.

PROPOSAL 2 — TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS FSC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR

Independent Auditor’s Fees

The audit committee and the Board have appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2009, subject to ratification by stockholders.

Grant Thornton LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiary. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table presents fees for professional services rendered by Grant Thornton LLP for fiscal year 2008.

Audit Fees	$351,020
Aggregate Non-Audit Fees
Audit-Related Fees	—
Tax Fees	35,070
All Other Fees	316,875
Total Aggregate Non-Audit Fees	351,945

Total Fees	$702,965

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Our Board unanimously recommends a vote “FOR” Proposal 2, to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2009 fiscal year. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless otherwise instructed.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the Commission for each quarter during fiscal year 2008 and as of and for the year ended September 30, 2008. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The independent registered public accounting firm also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended September 30, 2008, be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2008, for filing with the Commission. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the independent registered public accounting firm of the Company for the year ending September 30, 2009.

Audit Committee

Adam C. Berkman, Member
Brian S. Dunn, Member
Byron J. Haney, Chairman
Frank C. Meyer, Member
Douglas F. Ray, Member

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the Commission’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2010 Annual Meeting of stockholders must be received by the Company on or before September 17, 2009. Such proposals must also comply with the requirements as to form and substance established by the Commission if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016, Attention: Corporate Secretary.

Stockholder proposals or director nominations to be presented at the 2010 Annual Meeting of stockholders, other than stockholder proposals submitted pursuant to the Commission’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2010 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than October 17, 2009. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2010 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to Commission rules governing the exercise of this authority.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

A copy of our Annual Report on Form 10-K for the year ended September 30, 2008, which includes financial statements, is being mailed with this proxy statement.

PROXY
FIFTH STREET FINANCE CORP.
Annual Meeting of Stockholders — February 4, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Bernard D. Berman and William H. Craig, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the 2009 Annual Meeting of Stockholders of Fifth Street Finance Corp, a Delaware Corporation (the “Company”), to be held at the Ritz-Carleton Westchester, Three Renaissance Square, White Plains, New York 10601, on February 4, 2009, at 4:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2009 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE THREE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.
VOTING INSTRUCTIONS:
Complete, sign, date and promptly return this proxy card in the postage-paid envelope provided or return it to Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10016, Attention: Corporate Secretary.
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE
Please Detach and Mail in the Envelope Provided
PROPOSAL 1: To elect three directors of the Company to hold office until our 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐

Bernard D. Berman			Adam C. Berkman			Leonard M. Tannenbaum

PROPOSAL 2: To ratify the appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending September 30, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 3: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

DATED

SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
Please sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.